                                                                    Exhibit 10.3

                        BLONDER TONGUE LABORATORIES, INC.
                       2005 EMPLOYEE EQUITY INCENTIVE PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

     THIS  AGREEMENT  is made  and  entered  into as of  this  _________  day of
__________________,  2005, by and between  BLONDER TONGUE  LABORATORIES,  INC. a
Delaware  corporation  (the  "Company"),  and  __________________  ("Optionee").
Background

     The Optionee is a key employee of the Company's  and  possesses  knowledge, experience and skill necessary for the Company's future growth and success.  The
Company has adopted the Blonder Tongue  Laboratories,  Inc. 2005 Employee Equity
Incentive  Plan (the "Plan").  Pursuant to and in accordance  with the Plan, the
Company desires to grant to the Optionee an incentive stock option as defined in
Section 422 of the Internal Revenue Code of 1986, as amended, to purchase shares of the Company's Common Stock as more fully set forth below.  Capitalized  terms used in this Agreement and not otherwise defined herein, shall have the meanings ascribed to them in the Plan.

     NOW,  THEREFORE,  in  consideration  of  the  premises  and  the  covenants contained herein, and intending to be legally bound, it is agreed as follows:

     1. Option to Purchase Shares.  The Company hereby grants to the Optionee an
Option (the "Option"),  pursuant to the Plan, but subject to the Plan's approval by the stockholders of the Company within 12 months of the adoption of the Plan, to purchase up to  ______________________________________________  shares of the
Company's  Common Stock (the "Stock").  The Option Price for each share of Stock shall be  ________________________________________,  which is acknowledged to be at least 100% of the Fair  Market  Value  (defined in the Plan) of each share of
Stock as of the date hereof (or at least 110% of such Fair  Market  Value if the
Optionee owns, or is deemed to own pursuant to Section 424(d) of the Code,  more than 10% of the  total  combined  voting  power of all  classes  of stock of the
Company).  The Option shall be exercisable for the number of shares of Stock and during the specific  exercise  periods  ("Exercise  Period(s)") set forth in the following table:

         Number of Shares                                     Exercise Period

       ___________________                           ___________________________

     2. Manner of Exercise and Terms of Payment.  The Option may be exercised in whole or in part,  subject to the limitations set forth in this Agreement,  upon delivery to the Company of timely  written  notice of exercise,  accompanied  by full  payment of the Option  Price for the shares of Stock with respect to which the Option is  exercised.  Full payment shall be in cash or, if and as permitted by the Committee in its sole discretion: (i) by the Optionee's note payable over such  period  of  time,  at such  rate of  interest  and in form  and  substance satisfactory to the Committee;  (ii) by tendering stock of the Company; or (iii)
by withholding stock subject to the Option, all as provided in the Plan.

     3. Termination of Option.

          (a) Expiration or Termination  of Employment.  Except as  specifically provided in Section  3(b) and 3(c)  hereof,  the Option  granted  hereunder shall terminate as of the close of business on the earliest to occur of the date of (i) expiration of the Exercise Period,  (ii) an event of default or breach by the Optionee of the terms and  conditions of this  Agreement,  or
     (iii) termination of the Optionee's  employment with the Company for cause.
     If the Optionee's  employment is terminated other than for cause, death (as provided in subsection  (b) below),  or  retirement or disability  (both as provided in subsection  (c) below),  the Optionee must exercise his Option, if at all and to the extent then exercisable,  within 30 days from the date of such  termination,  in  accordance  with the  terms of the Plan and this
     Agreement.

          (b) Death of Optionee.  If the Optionee  dies prior to the exercise of the  Option  in  full,  the  Option  may be  exercised  by  the  Optionee's executors,  administrators  or heirs  within one year after the date of the
     Optionee's death,  provided death occurred during the Optionee's employment with the Company,  or within three months  following the termination of the
     Optionee's  employment  with  the  Company,  by  reason  of the  Optionee's retirement after reaching the age of 65 years or the Optionee's  retirement after becoming permanently disabled. Such Option may be so exercised by the
     Optionee's  executors,  administrators  or heirs only with  respect to that number of shares of Stock which the  Optionee had an Option to purchase and only to the extent that the Option was exercisable (but had not theretofore been  exercised) as of the date of the earlier of the (i) retirement of the
     Optionee after  reaching the age of 65 years or after becoming  permanently disabled,  or (ii)  death of the  Optionee.  In no event may the  Option be exercised at any time after the expiration of the Exercise Period stated in
     Section 1 hereof.

          (c) Retirement or Disability.  If the Optionee's  employment  with the
     Company is  terminated,  prior to the  exercise  of the Option in full,  by reason of the Optionee's  retirement  after reaching the age of 65 years or by reason of the Optionee's retirement after becoming permanently disabled, the Optionee  shall have the right,  during the period  ending three months after the date of the Optionee's termination of employment, to exercise the
     Option to the extent that it was  exercisable but not exercised at the date of the Optionee's  termination of employment with the Company.  Such Option may be so  exercised  by the  Optionee  only with respect to that number of shares of Stock which the  Optionee  had an Option to purchase  and only to the extent that the Option was exercisable  (but had not  theretofore  been exercised) as of the date that the Optionee  retires after reaching the age of 65 years or after  becoming  permanently  disabled.  In no event may the
     Option be exercised at any time after the expiration of the Exercise Period stated in Section 1 hereof.

     4. Rights as Shareholder.  An Optionee or permitted transferee of an Option shall have no rights as a shareholder  of the Company with respect to any shares of Stock subject to such Option prior to the Optionee's  purchase of such shares of Stock by exercise of such Option as provided in the Plan.

     5.  Delivery of Stock  Certificates.  The Company  shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of  all or any  portion  of an  Option  granted  under  the  Plan  prior  to the fulfillment of any of the following  conditions which may, from time to time, be applicable to the issuance of the Stock:

          (a)  Listing  of  Shares.  The  admission  of such  shares of Stock to listing on all stock  exchanges  on which the Stock of the  Company is then listed.

          (b) Registration and/or Qualification of Shares. The completion of any registration  or other  qualification  of such  shares  of Stock  under any federal or state  securities laws or under the  regulations  promulgated by the  Securities  and  Exchange  Commission  or any other  federal  or state governmental  regulatory body which the Board or Committee, as the case may be,  deems  necessary  or  advisable.  The  Company  shall  in no  event be obligated to register any securities pursuant to the Securities Act of 1933
     (as now in effect or as  hereafter  amended) or to take any other action in order to cause the  issuance and  delivery of such  certificates  to comply with any such law, regulations or requirement.

          (c) Approval or Clearance.  The obtaining of any approval or clearance from any federal or state governmental agency which the Board or Committee, as the case may be, shall determine to be necessary or advisable.

          (d) Reasonable  Lapse of Time. The lapse of such reasonable  period of time following the exercise of the Option as the Board or Committee, as the case may be, may establish from time to time for reasons of  administrative convenience.

     6. (a) Anti-Dilution. Except as otherwise expressly provided herein, if the outstanding  shares of Common Stock are hereafter  changed or converted into, or exchanged  or  exchangeable  for, a different  number or kind of shares or other
securities   of  the  Company  or  of  another   corporation   by  reason  of  a
reorganization,  merger,  consolidation,  recapitalization,  reclassification or combination  of shares,  stock  dividend  stock  split or reverse  stock  split, appropriate  adjustment shall be made by the Board of Directors in the number of shares and kind of stock subject to unexercised stock options hereunder,  to the end that the  proportionate  interest of the  Optionee  shall be  maintained  as before the occurrence of such event.

          (b)  Non-survival  of  Company.  In  the  event  of a  dissolution  or liquidation  of the  Company  or any  merger  or  combination  in which the
     Company is not a surviving  corporation,  each  outstanding  Option granted
     hereunder  shall  terminate,   but  the  Optionee  shall  have  the  right,
     immediately prior to such liquidation,  dissolution, merger or combination, to exercise the Option, in whole or in part, to the extent that such Option is  then  otherwise  exercisable  and has not  previously  been  exercised, provided,  however,  that no adjustment shall be made to an incentive stock option which would constitute a "modification" of such Option, as such term is defined in Section 424(h)(3) of the Code.

          (c) Change in Control.  In the event of any  contemplated  transaction which may  constitute  a change in  control  of the  Company,  the Board of
     Directors may modify the Option granted hereunder, so as to accelerate,  as a consequence of or in connection with such transaction, the vesting of the
     Optionee's  right to exercise  such Option.  For this  purpose,  "change in control of the  Company"  means a change in control of such  nature that it would be required to be reported to the Securities and Exchange  Commission pursuant to  Schedule  14A of  Regulation  14A or any  successor  provision
     (whether   or  not  the   Company  is  then   subject  to  such   reporting
     requirements).  A change of control will be deemed to have  occurred if any person,  other than  persons  or  entities  who on the date  hereof are the
     "beneficial  owners" (as determined pursuant to Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the
     Company's then outstanding securities, is or becomes the "beneficial owner"
     of 25% or more of the combined voting power of the  outstanding  securities of the Company or if during two consecutive year periods,  the directors at the  beginning  of such  periods  cease for any reason  during the two-year period to constitute a majority of the Board of Directors of the Company.

     7. Tax  Attributes.  The incentive  stock option  granted  pursuant to this
Agreement  is  intended  to  qualify  under  Section  422 of the  Code  and  any provisions  hereof which would prevent such Options from  qualifying are invalid and of no effect, except as provided in Section 7.2(b) of the Plan. The Optionee will promptly give written notice to the Company of any sale, exchange, gift, or other  transaction  of any shares of Stock  acquired  pursuant to such incentive stock option  which occurs  within two years of the date of grant of such Option or within one year after the issuance of any shares of Stock pursuant thereto.

     8. Agreement  Subject to Plan. No term or condition of this Agreement shall be construed or interpreted in a manner  contrary to the purposes and provisions of the Plan, a copy of which may be obtained  from the Secretary of the Company.
Any question of interpretation arising under the Plan or this Agreement shall be resolved by the Committee.

     9. Restrictions on Transfers. No Option granted pursuant to the Plan may be transferred  by an Optionee.  Subject to the  provisions of Section 3(b) hereto, the Option shall be exercisable only by an Optionee during his lifetime.

     10. Miscellaneous.

          (a) The  Company  reserves  the right to  terminate  at any  time,  by written notice to the Optionee, any or all of the restrictions on the Stock set forth in this Agreement.  Such termination  shall be effective upon the
     Optionee's receipt of such notice.

          (b) All notices provided for or contemplated herein shall be addressed as follows:

   If to the Company:        Blonder Tongue Laboratories, Inc.
                             One Jake Brown Road
                             Old Bridge, New Jersey 08857
                             Attn.:   Chairman of Compensation Committee

   If to the Optionee:       __________________

                             __________________

or to such other addresses as the parties may specify in writing.

          (c)  Whenever  Federal,  state and local tax is due on the exercise of
     Options granted under this Agreement,  the Company may require the Optionee or Participant to remit an amount sufficient to satisfy Federal,  state and local  withholding  taxes prior to the delivery of any certificate for such shares or the lapse of restrictions.

          (d) This  Agreement  does not confer upon or give to the  Optionee any right to continued employment by the Company and does not in any way affect the right of the Company to  terminate  the  Optionee's  employment  at any time.

          (e) This Agreement  shall be construed in accordance  with the laws of the State of Delaware.

     IN WITNESS  WHEREOF,  the  undersigned  have executed,  or have caused this
Agreement to be executed, as of the day and year first above written.

BLONDER TONGUE LABORATORIES, INC.                    OPTIONEE

By:_____________________________________      __________________________________
   James A. Luksch, Chief Executive Officer